UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 8, 2015

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	0-24796	98-0438382

(State or other jurisdiction of incorporation and organisation)	(Commission File Number)	(IRS Employer Identification No.)

O'Hara House, 3 Bermudiana Road, Hamilton, Bermuda		HM 08
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (441) 296-1431

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant
(a)    On December 8, 2015, Central European Media Enterprises Ltd. (the “Company”) informed Deloitte LLP (“Deloitte”) that the Company had elected not to renew its engagement of Deloitte as the Company’s independent registered public accounting firm. The Company’s relationship with Deloitte as its independent auditor will terminate upon Deloitte’s completion of its audit of the financial statements of the Company for the year ended December 31, 2015 and the filing of the related Annual Report on Form 10-K. The decision was approved by the Audit Committee of the Company’s Board of Directors on December 8, 2015.
Deloitte’s reports on the Company’s financial statements for the years ended December 31, 2014 and December 31, 2013 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that their reports for December 31, 2014 and 2013 contained explanatory paragraphs stating that there was substantial doubt about the Company's ability to continue as a going concern.
In connection with the audits of the Company’s financial statements for the years ended December 31, 2014 and December 31, 2013 and through the date of this Current Report, there were (a) no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would cause Deloitte to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years and (b) no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.
The Company requested Deloitte to provide it with a letter addressed to the SEC stating whether or not Deloitte agrees with the above disclosures. A copy of Deloitte’s letter, dated December 11, 2015, is attached to this report as Exhibit 16.1.
(b)    On December 8, 2015, the Company appointed Ernst & Young LLP (“EY”) as its new independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2016. The decision to appoint EY was made by the Audit Committee. During the years ended December 31, 2014 and December 31, 2013 and through the date of this Current Report, the Company has not consulted with EY regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.
Following the completion of the audit by Deloitte of our consolidated financial statements for the fiscal year ending December 31, 2015, we will file an amendment to this Current Report in order to update the disclosure required by Item 304 of Regulation S-K as it relates to Deloitte and our fiscal year ending December 31, 2015.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit 16.1	Letter dated December 11, 2015 from Deloitte LLP to the Securities and Exchange Commission

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
Date: December 11, 2015	/s/ David Sturgeon___________________
David Sturgeon Chief Financial Officer